Morgan Stanley Utilities Fund
LETTER TO THE SHAREHOLDERS / / DECEMBER 31, 2002

Dear Shareholder:
The 12-month period ended December 31, 2002, was a difficult environment for most sectors of the economy, including utilities. Utilities stocks, as measured by the New York Stock Exchange Utilities Index, returned -26.9 percent. Amid this difficult environment, Morgan Stanley Utilities Fund continued to emphasize what we believe to be high-quality utilities companies with attractive yields, solid balance sheets, deep management teams and above-average earnings visibility.

Utilities Sector Overview
During the period under review, the electric power sector was adversely affected by credit and liquidity concerns related to the merchant energy sector and stagnant power prices resulting from the current oversupply. The sector was bolstered by its defensive characteristics, including yield support, the potential for a comprehensive energy bill and a possible modification to the dividend tax code. Electric utilities finished the year in strong fashion, based on valuation and yield appeal. The Fund deemphasized merchant power companies during the fiscal year and focused on the more-defensive, yield-oriented regulated utilities with more-conservative business plans.

Following a prolonged period of underperformance, the telecommunications sector strengthened toward the end of 2002 as investors became attracted to the sector's relative and absolute valuations, above-average dividend yields and strong free cash flow, which could accommodate debt reduction, share repurchases and dividend increases going forward. Within this sector, the Fund continued to overweight the Regional Bells, selective high-quality wireless companies with attractive takeover potential and solid rural companies that are less susceptible to competition. Moreover, telecommunications companies now have greater exposure to economically sensitive growth drivers (i.e., data, wireless, DSL and long distance) compared to the last time the U.S. economy emerged from recession. While the economic downturn affected this group more severely than most telecommunications analysts expected, any upturn in economic activity could have a better-than-expected impact on industry fundamentals. During the second half of 2002, the Fund increased its allocation to the telecommunications sector as the group strengthened and investors looked to an economic upturn as a key catalyst for improving the sector's fundamentals.

Performance and Portfolio Strategy
For the 12-month period ended December 31, 2002, the Fund's Class A, B, C and D shares returned -19.74 percent, -20.30 percent, -20.32 percent and -19.49 percent, respectively. During the same period the broad-based Standard & Poor's 500 Index (S&P 500) returned -22.09 percent. THE PERFORMANCE OF THE FUND'S FOUR SHARE CLASSES VARIES BECAUSE EACH HAS DIFFERENT EXPENSES. THE TOTAL RETURN FIGURES GIVEN ASSUME THE REINVESTMENT OF ALL DISTRIBUTIONS BUT DO NOT REFLECT THE DEDUCTION OF ANY APPLICABLE SALES CHARGES. IF SALES CHARGES WERE INCLUDED, PERFORMANCE WOULD BE LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

The primary reason for the Fund's absolute performance was attributed to the lackluster performance in the merchant energy and telecommunications sectors, which were negatively affected by the economic downturn. The Fund's outperformance relative to the S&P 500 was primarily the result of a defensive

Morgan Stanley Utilities Fund
LETTER TO THE SHAREHOLDERS / / DECEMBER 31, 2002 CONTINUED

management strategy that included an above-average cash allocation throughout much of the year and an emphasis on defensive electric and gas utilities.

In terms of asset allocation, on December 31, 2002, 90 percent of the Fund's net assets were allocated to utility and utility-related equities. Within the equity component, industry selection featured 61 percent electric power, 25 percent telecommunications and 14 percent energy. The Fund's high-quality fixed-income portfolio accounted for 6 percent of net assets. The remaining 4 percent was held in cash and cash equivalents. Further enhancing diversification are selective international holdings accounting for 5 percent of net assets having a focus on global telecommunications. The Fund's fixed-income portfolio remains well diversified with a weighted average credit rating of "A3" and "A-", as measured by Moody's Investors Service, Inc., and Standard & Poor's Corporation, respectively.

Among the Fund's largest equity holdings on December 31, 2002, were ALLTEL, Verizon and SBC Communications (telecommunications), Dominion Resources, Exelon and Consolidated Edison (electric utilities) and KeySpan and New Jersey Resources (energy).

Looking Ahead
We believe that the electric utility sector is slowly returning to a more traditional operating mode, as several companies continue to firm up their balance sheets and reduce their exposure to the merchant energy segment. In our view, this trend may translate into lower share price volatility, better earnings predictability and dividend sustainability over time. Any continued strengthening of the economy should foster better fundamentals across all utility sectors, particularly within the telecommunications arena. Consequently, we anticipate increasing the Fund's telecommunications exposure over the next several quarters.

As always, we continue to emphasize widespread diversification, selectivity and quality holdings in building the Fund's portfolio. As we enter 2003, we believe that the Fund is well positioned to provide shareholders with both capital appreciation and current income.

We appreciate your ongoing support of Morgan Stanley Utilities Fund and look forward to continuing to serve your investment needs.

Very truly yours,

[/S/ CHARLES A. FIUMEFREDDO]             [/S/ MITCHELL M. MERIN]
Charles A. Fiumefreddo                   Mitchell M. Merin
CHAIRMAN OF THE BOARD                    PRESIDENT AND CEO

Morgan Stanley Utilities Fund
ANNUAL HOUSEHOLDING NOTICE / / DECEMBER 31, 2002

To reduce printing and mailing costs, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents, including shareholder reports, prospectuses and proxy materials, to investors with the same last name who reside at the same address. Your participation in this program will continue for an unlimited period of time unless you instruct us otherwise. You can request multiple copies of these documents by calling (800) 350-6414, 8:00 a.m. to 8:00 p.m., ET. Once our Customer Service Center has received your instructions, we will begin sending individual copies for each account within 30 days.

Morgan Stanley Utilities Fund
FUND PERFORMANCE / / DECEMBER 31, 2002

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

GROWTH OF $10,000 -- CLASS B
($ in Thousands)

                      FUND     S&P 500(4)
December 31, 1992     $10,000     $10,000
December 31, 1993     $11,279     $11,008
December 31, 1994     $10,163     $11,153
December 31, 1995     $13,051     $15,346
December 31, 1996     $13,703     $18,868
December 31, 1997     $17,237     $25,162
December 31, 1998     $21,021     $32,351
December 31, 1999     $23,142     $39,159
December 31, 2000     $24,639     $35,588
December 31, 2001     $19,262     $31,361
December 31, 2002  $15,351(3)     $24,434

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RETURNS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE. WHEN YOU SELL FUND SHARES, THEY MAY BE WORTH
  LESS THAN THEIR ORIGINAL COST. THE GRAPH AND TABLE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. PERFORMANCE FOR CLASS A, CLASS B, CLASS C, AND CLASS D SHARES WILL VARY DUE TO DIFFERENCES IN SALES CHARGES AND EXPENSES.

                                   AVERAGE ANNUAL TOTAL RETURNS -- PERIOD ENDED DECEMBER 31, 2002
 -----------------------------------------------------------------------------------------------------------------------------------
                         CLASS A SHARES*                                                   CLASS B SHARES**
 ----------------------------------------------------------------  -----------------------------------------------------------------
 1 Year                     (19.74)%(1)         (23.96)%(2)        1 Year                      (20.30)%(1)         (24.14)%(2)
 5 Years                     (1.55)%(1)          (2.61)%(2)        5 Years                      (2.29)%(1)          (2.55)%(2)
 Since Inception (7/28/97)     1.63%(1)            0.63%(2)        10 Years                       4.38%(1)            4.38%(2)

                         CLASS C SHARES+                                                   CLASS D SHARES++
 ----------------------------------------------------------------  -----------------------------------------------------------------
 1 Year                     (20.32)%(1)         (21.09)%(2)        1 Year                      (19.49)%(1)
 5 Years                     (2.29)%(1)          (2.29)%(2)        5 Years                      (1.31)%(1)
 Since Inception (7/28/97)     0.86%(1)            0.86%(2)        Since Inception (7/28/97)      1.88%(1)

---------------------

(1) FIGURE SHOWN ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS AND DOES NOT REFLECT THE DEDUCTION OF ANY SALES CHARGES.
(2) FIGURE SHOWN ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS AND THE DEDUCTION OF THE MAXIMUM APPLICABLE SALES CHARGE. SEE THE FUND'S CURRENT PROSPECTUS FOR COMPLETE DETAILS ON FEES AND SALES CHARGES.
(3)  CLOSING VALUE ASSUMING A COMPLETE REDEMPTION ON DECEMBER 31, 2002.
(4) THE STANDARD AND POOR'S 500 INDEX (S&P 500(-REGISTERED TRADEMARK-)) IS A BROAD-BASED INDEX, THE PERFORMANCE OF WHICH IS BASED ON THE PERFORMANCE OF 500 WIDELY-HELD COMMON STOCKS CHOSEN FOR MARKET SIZE, LIQUIDITY AND INDUSTRY GROUP REPRESENTATION. THE INDEX DOES NOT INCLUDE ANY EXPENSES, FEES OR CHARGES. THE INDEX IS UNMANAGED AND SHOULD NOT BE CONSIDERED AN INVESTMENT.
*    THE MAXIMUM FRONT-END SALES CHARGE FOR CLASS A IS 5.25%.
** THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE (CDSC) FOR CLASS B IS 5.0%. THE CDSC DECLINES TO 0% AFTER SIX YEARS.
+ THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS C IS 1% FOR SHARES REDEEMED WITHIN ONE YEAR OF PURCHASE.
++   CLASS D HAS NO SALES CHARGE.

Morgan Stanley Utilities Fund
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2002

NUMBER OF
 SHARES                                                              VALUE

-------------------------------------------------------------------------------

             Common Stocks (89.7%)
             ELECTRIC UTILITIES (55.1%)
 715,000     Ameren Corp.......................................  $   29,722,550
 330,000     American Electric Power Co., Inc..................       9,018,900
 944,470     Cinergy Corp......................................      31,847,528
 785,000     Consolidated Edison, Inc..........................      33,613,700
 460,000     Constellation Energy Group, Inc...................      12,797,200
 732,000     Dominion Resources, Inc...........................      40,186,800
 873,750     DPL, Inc..........................................      13,403,325
 660,000     DTE Energy Co.....................................      30,624,000
 882,724     Duke Energy Corp..................................      17,248,427
 445,000     Endesa S.A. (ADR) (Spain).........................       5,028,500
 880,000     Energy East Corp..................................      19,439,200
 660,000     Entergy Corp......................................      30,089,400
 670,000     Exelon Corp.......................................      35,355,900
 500,000     FirstEnergy Corp..................................      16,485,000
 525,000     FPL Group, Inc....................................      31,568,250
 420,000     Great Plains Energy, Inc..........................       9,609,600
 530,000     NSTAR.............................................      23,526,700
 628,000     Pinnacle West Capital Corp........................      21,408,520
 895,000     PPL Corp..........................................      31,038,600
 770,000     Progress Energy, Inc..............................      33,379,500
1,095,000    Public Service Enterprise Group, Inc..............      35,149,500
1,045,000    SCANA Corp........................................      32,353,200
1,000,000    Southern Co. (The)................................      28,390,000
                                                                 --------------
                                                                    571,284,300
                                                                 --------------
             ENERGY (12.3%)
 515,000     AGL Resources, Inc................................      12,514,500
 120,000     ChevronTexaco Corp................................       7,977,600
 200,000     ConocoPhillips....................................       9,678,000
 360,000     Exxon Mobil Corp..................................      12,578,400
 685,200     KeySpan Corp......................................      24,146,448
 594,700     New Jersey Resources Corp.........................      18,786,573
 360,000     NiSource Inc......................................       7,200,000
 415,000     Questar Corp......................................      11,545,300
 744,511     Sempra Energy.....................................      17,607,685
 205,000     WGL Holdings Inc..................................       4,903,600
                                                                 --------------
                                                                    126,938,106
                                                                 --------------
             TELECOMMUNICATIONS (22.3%)
 654,900     ALLTEL Corp.......................................      33,399,900
1,354,012    AT&T Wireless Services Inc.*......................       7,650,168

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Utilities Fund
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2002 CONTINUED

NUMBER OF
 SHARES                                                              VALUE

-------------------------------------------------------------------------------

 539,000     BCE, Inc. (Canada)................................  $    9,707,390
1,266,000    BellSouth Corp....................................      32,751,420
1,091,250    CenturyTel, Inc...................................      32,060,925
1,369,972    SBC Communications, Inc...........................      37,139,941
 624,058     Telefonica de Espana S.A. (ADR) (Spain)*..........      16,581,221
 450,000     Telefonos de Mexico S.A. (Series L) (ADR)
              (Mexico).........................................      14,391,000
 975,160     Verizon Communications Inc........................      37,787,450
 565,000     Vodafone Group PLC (ADR) (United Kingdom).........      10,237,800
                                                                 --------------
                                                                    231,707,215
                                                                 --------------
             Total Common Stocks (COST $677,386,623)...........     929,929,621
                                                                 --------------

PRINCIPAL
AMOUNT IN                                                        COUPON   MATURITY
THOUSANDS                                                         RATE      DATE
---------                                                        -------  --------

             Corporate Bonds (5.2%)
             ELECTRIC UTILITIES (3.3%)
 $   640     Alliant Energy Resorces, Inc......................   7.00%   12/01/11        626,303
   1,960     Cinergy Corp......................................   6.25    09/01/04      2,027,026
     780     Commonwealth Edison Co............................   6.15    03/15/12        862,938
     730     Constellation Energy Group, Inc...................   7.60    04/01/32        746,139
   4,000     Consumers Energy Co...............................   7.375   09/15/23      3,873,764
   2,485     DTE Engergy Co....................................   7.05    06/01/11      2,757,806
   1,770     Duquesne Light Co.................................   6.70    04/15/12      2,015,717
   4,090     Exelon Corp.......................................   6.75    05/01/11      4,476,935
     200     Florida Power & Light Co..........................   4.85    02/01/13        204,307
   1,650     Florida Power Corp................................   6.65    07/15/11      1,850,893
     785     Indiana Michigan Power Co.........................   6.375   11/01/12        793,623
     785     Jersey Central Power & Light Co...................   6.45    05/15/06        832,324
   1,960     Pinnacle West Capital Corp........................   6.40    04/01/06      1,995,480
   5,570     PSE&G Energy Holdings.............................   9.125   02/10/04      5,514,300
   1,960     Public Service Co. of New Mexico (Series B).......   7.50    08/01/18      1,817,651
   1,550     South Carolina Electric & Gas Co..................   7.50    06/15/05      1,727,969
   1,190     TECO Energy, Inc..................................   7.00    05/01/12        999,600
     780     Texas-New Mexico Power Co.........................   6.25    01/15/09        742,847
                                                                                    -------------
                                                                                       33,865,622
                                                                                    -------------
             ENERGY (0.1%)
   1,385     Consolidated Natural Gas Co. (Series B)...........   5.375   11/01/06      1,464,066
                                                                                    -------------
             ENVIRONMENTAL SERVICES (0.1%)
   1,040     Waste Management, Inc.............................   7.00    10/15/06      1,107,342
                                                                                    -------------

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Utilities Fund
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2002 CONTINUED

PRINCIPAL
AMOUNT IN                                                            COUPON      MATURITY
THOUSANDS                                                             RATE         DATE        VALUE

---------------------------------------------------------------------------------------------------------

             INDUSTRIAL CONGLOMERATES (0.2%)
 $ 2,155     Honeywell International, Inc......................      5.125%      11/01/06  $    2,278,667
                                                                                           --------------
             TELECOMMUNICATIONS (1.5%)
   1,030     AT&T Wireless Services, Inc.......................      7.875       03/01/11       1,035,150
   1,945     Deutsche Telekom International Finance Corp.
              (Germany)........................................       8.75       06/15/30       2,246,769
   2,500     GTE Corp..........................................       6.94       04/15/28       2,623,135
   3,080     SBC Communications Inc............................      5.875       02/01/12       3,326,677
     630     TCI Communications, Corp..........................       8.00       08/01/05         654,358
   5,000     Telephone & Data Systems, Inc.....................      10.00       01/15/21       5,837,030
                                                                                           --------------
                                                                                               15,723,119
                                                                                           --------------
             Total Corporate Bonds (COST $51,655,579)....................................      54,438,816
                                                                                           --------------
             Asset-Backed Securities (0.9%)
             FINANCE/RENTAL/LEASING
   1,925     Connecticut RRB Special Purpose Trust CL&P -
              Series 2001......................................       6.21       12/30/11       2,170,994
   2,000     Detroit Edison Securitization Funding LLC.........      5.875       03/01/10       2,208,159
   2,059     PECO Energy Transition Trust......................      7.625       03/01/10       2,455,002
   2,000     PSE&G Transition Funding LLC......................       6.61       06/15/15       2,295,788
                                                                                           --------------
             Total Asset-Backed Securities
              (COST $8,561,470)..........................................................       9,129,943
                                                                                           --------------
             U.S. Government Obligation (0.1%)
     475     U.S. Treasury Bond (COST $645,587)................      8.125       08/15/19         661,623
                                                                                           --------------
             Short-Term Investment (4.0%)
             Repurchase Agreement
  42,036     Joint repurchase agreement account (dated
               12/31/02; proceeds $42,038,907) (a) (COST
               $42,036,000)....................................      1.245       01/02/03      42,036,000
                                                                                           --------------

           Total Investments
            (COST $780,285,259) (b)..........................       99.9%      1,036,196,003

           Other Assets in Excess of Liabilities.............        0.1             765,113
                                                                   -----      --------------

           Net Assets........................................      100.0%     $1,036,961,116
                                                                   =====      ==============

---------------------

 ADR  AMERICAN DEPOSITORY RECEIPT.
  *   NON-INCOME PRODUCING SECURITY.
 (A)  COLLATERALIZED BY FEDERAL AGENCY AND U.S. TREASURY OBLIGATIONS.
 (B) THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES APPROXIMATES THE AGGREGATE COST FOR BOOK PURPOSES. THE AGGREGATE GROSS UNREALIZED APPRECIATION IS $264,554,811 AND THE AGGREGATE GROSS UNREALIZED DEPRECIATION IS $8,644,067, RESULTING IN NET UNREALIZED APPRECIATION OF $255,910,744.

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Utilities Fund
FINANCIAL STATEMENTS

Statement of Assets and Liabilities
DECEMBER 31, 2002

Assets:
Investments in securities, at value (cost
 $780,285,259)....................................  $1,036,196,003
Receivable for:
  Dividends.......................................      1,926,413
  Investments sold................................      1,441,263
  Interest........................................      1,207,055
  Shares of beneficial interest sold..............        250,465
  Foreign withholding taxes reclaimed.............        164,176
Prepaid expenses and other assets.................         61,040
                                                    -------------
    Total Assets..................................  1,041,246,415
                                                    -------------
Liabilities:
Payable for:
  Shares of beneficial interest redeemed..........      1,483,796
  Investments purchased...........................      1,168,196
  Distribution fee................................        900,347
  Investment management fee.......................        544,938
Accrued expenses and other payables...............        188,022
                                                    -------------
    Total Liabilities.............................      4,285,299
                                                    -------------
    Net Assets....................................  $1,036,961,116
                                                    =============
Composition of Net Assets:
Paid-in-capital...................................  $ 950,926,701
Net unrealized appreciation.......................    255,910,744
Accumulated undistributed net investment income...      3,073,313
Accumulated net realized loss.....................   (172,949,642)
                                                    -------------
    Net Assets....................................  $1,036,961,116
                                                    =============
Class A Shares:
Net Assets........................................    $14,463,357
Shares Outstanding (UNLIMITED AUTHORIZED, $.01 PAR
 VALUE)...........................................      1,441,621
    Net Asset Value Per Share.....................  $       10.03
                                                    =============
    Maximum Offering Price Per Share,
    (NET ASSET VALUE PLUS 5.54% OF NET ASSET
     VALUE).......................................  $       10.59
                                                    =============
Class B Shares:
Net Assets........................................  $1,011,218,287
Shares Outstanding (UNLIMITED AUTHORIZED, $.01 PAR
 VALUE)...........................................    100,328,383
    Net Asset Value Per Share.....................  $       10.08
                                                    =============
Class C Shares:
Net Assets........................................     $7,899,881
Shares Outstanding (UNLIMITED AUTHORIZED, $.01 PAR
 VALUE)...........................................        784,416
    Net Asset Value Per Share.....................  $       10.07
                                                    =============
Class D Shares:
Net Assets........................................     $3,379,591
Shares Outstanding (UNLIMITED AUTHORIZED, $.01 PAR
 VALUE)...........................................        337,354
    Net Asset Value Per Share.....................  $       10.02
                                                    =============

Statement of Operations
FOR THE YEAR ENDED DECEMBER 31, 2002

Net Investment Income:
Income
Dividends (net of $180,630 foreign withholding
 tax).............................................  $ 44,633,807
Interest..........................................     8,319,324
                                                    ------------
    Total Income..................................    52,953,131
                                                    ------------
Expenses
Distribution fee (Class A shares).................        42,555
Distribution fee (Class B shares).................    13,060,876
Distribution fee (Class C shares).................        92,044
Investment management fee.........................     7,753,378
Transfer agent fees and expenses..................     1,707,811
Shareholder reports and notices...................       132,827
Registration fees.................................        77,363
Professional fees.................................        58,953
Custodian fees....................................        30,758
Trustees' fees and expenses.......................        19,924
Other.............................................        26,754
                                                    ------------
    Total Expenses................................    23,003,243
                                                    ------------
    Net Investment Income.........................    29,949,888
                                                    ------------
Net Realized and Unrealized Loss:
Net realized loss.................................  (160,953,410)
Net change in unrealized appreciation.............  (202,784,156)
                                                    ------------
    Net Loss......................................  (363,737,566)
                                                    ------------
Net Decrease......................................  $(333,787,678)
                                                    ============

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Utilities Fund
FINANCIAL STATEMENTS CONTINUED

Statement of Changes in Net Assets

                                            FOR THE YEAR       FOR THE YEAR
                                                ENDED              ENDED
                                          DECEMBER 31, 2002  DECEMBER 31, 2001
                                          -----------------  -----------------
Increase (Decrease) in Net Assets:
Operations:
Net investment income...................   $   29,949,888     $   34,468,075
Net realized gain (loss)................     (160,953,410)       167,278,007
Net change in unrealized appreciation...     (202,784,156)      (755,632,492)
                                           --------------     --------------

    Net Decrease........................     (333,787,678)      (553,886,410)
                                           --------------     --------------

Dividends and Distributions to
 Shareholders from:
Net investment income
  Class A shares........................         (531,620)          (410,971)
  Class B shares........................      (29,366,631)       (31,834,255)
  Class C shares........................         (224,728)          (214,027)
  Class D shares........................         (109,256)          (125,191)

Net realized gain*
  Class A shares........................         (221,327)        (2,208,605)
  Class B shares........................      (16,764,626)      (203,527,024)
  Class C shares........................         (126,027)        (1,391,758)
  Class D shares........................          (41,488)          (424,616)
                                           --------------     --------------

    Total Dividends and Distributions...      (47,385,703)      (240,136,447)
                                           --------------     --------------

Net decrease from transactions in shares
 of beneficial interest.................     (336,347,021)      (146,604,673)
                                           --------------     --------------

    Net Decrease........................     (717,520,402)      (940,627,530)

Net Assets:
Beginning of period.....................    1,754,481,518      2,695,109,048
                                           --------------     --------------

End of Period
 (INCLUDING ACCUMULATED UNDISTRIBUTED
 NET INVESTMENT INCOME OF $3,073,313 AND
 $3,142,797, RESPECTIVELY)..............   $1,036,961,116     $1,754,481,518
                                           ==============     ==============
---------------------------
*INCLUDES SHORT-TERM GAINS OF:
 CLASS A SHARES.........................        --            $       35,623
 CLASS B SHARES.........................        --                 5,030,398
 CLASS C SHARES.........................        --                    34,283
 CLASS D SHARES.........................        --                    11,581
                                           --------------     --------------
  TOTAL SHORT-TERM GAINS................        --            $    5,111,885
                                           ==============     ==============

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Utilities Fund
NOTES TO FINANCIAL STATEMENTS / / DECEMBER 31, 2002

1. Organization and Accounting Policies
Morgan Stanley Utilities Fund (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund's investment objective is both capital appreciation and current income. The Fund seeks to achieve its objective by investing primarily in equity and fixed income securities of companies engaged in the public utilities industry. The Fund was organized as a Massachusetts business trust on December 8, 1987 and commenced operations on April 29, 1988. On July 28, 1997, the Fund converted to a multiple class share structure.

The Fund offers Class A shares, Class B shares, Class C shares and Class D shares. The four classes are substantially the same except that most Class A shares are subject to a sales charge imposed at the time of purchase and some Class A shares, and most Class B shares and Class C shares are subject to a contingent deferred sales charge imposed on shares redeemed within one year, six years and one year, respectively. Class D shares are not subject to a sales charge. Additionally, Class A shares, Class B shares and Class C shares incur distribution expenses.

The following is a summary of significant accounting policies:

A. Valuation of Investments -- (1) an equity portfolio security listed or traded on the New York or American Stock Exchange, Nasdaq, or other exchange is valued at its latest sale price prior to the time when assets are valued; if there were no sales that day, the security is valued at the latest bid price (in cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market pursuant to procedures adopted by the Trustees); (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price; (3) when market quotations are not readily available, including circumstances under which it is determined by Morgan Stanley Investment Advisors Inc. (the "Investment Manager") that sale and bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees; (4) certain portfolio securities may be valued by an outside pricing service approved by the Trustees; and (5) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. Accounting for Investments -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the

Morgan Stanley Utilities Fund
NOTES TO FINANCIAL STATEMENTS / / DECEMBER 31, 2002 CONTINUED

identified cost method. Dividend income and other distributions are recorded on the ex-dividend date. Discounts are accreted and premiums are amortized over the life of the respective securities. Interest income is accrued daily.

C. Joint Repurchase Agreement Account -- Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other affiliated entities managed by the Investment Manager, may transfer uninvested cash balances into one or more joint repurchase agreement accounts. These balances are invested in one or more repurchase agreements and are collateralized by cash, U.S. Treasury or federal agency obligations.

D. Multiple Class Allocations -- Investment income, expenses (other than distribution fees), and realized and unrealized gains and losses are allocated to each class of shares based upon the relative net asset value on the date such items are recognized. Distribution fees are charged directly to the respective class.

E. Federal Income Tax Policy -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

F. Dividends and Distributions to Shareholders -- Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

G. Use of Estimates -- The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

Morgan Stanley Utilities Fund
NOTES TO FINANCIAL STATEMENTS / / DECEMBER 31, 2002 CONTINUED

2. Investment Management Agreement
Pursuant to an Investment Management Agreement, the Fund pays the Investment Manager a management fee, accrued daily and payable monthly, by applying the annual rate of 0.65% to the portion of daily net assets not exceeding
$500 million; 0.55% to the portion of daily net assets exceeding $500 million but not exceeding $1 billion; 0.525% to the portion of daily net assets exceeding $1 billion but not exceeding $1.5 billion; 0.50% to the portion of daily net assets exceeding $1.5 billion but not exceeding $2.5 billion; 0.475% to the portion of daily net assets exceeding $2.5 billion but not exceeding $3.5 billion; 0.45% to the portion of daily net assets exceeding $3.5 billion but not exceeding $5 billion; and 0.425% to the portion of daily net assets exceeding $5 billion.

3. Plan of Distribution
Shares of the Fund are distributed by Morgan Stanley Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager. The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act. The Plan provides that the Fund will pay the Distributor a fee which is accrued daily and paid monthly at the following annual rates: (i) Class A -- up to 0.25% of the average daily net assets of Class A; (ii) Class B -- 1.0% of the average daily net assets of Class B; and (iii) Class C -- up to 1.0% of the average daily net assets of Class C.

In the case of Class B shares, provided that the Plan continues in effect, any cumulative expenses incurred by the Distributor but not yet recovered may be recovered through the payment of future distribution fees from the Fund pursuant to the Plan and contingent deferred sales charges paid by investors upon redemption of Class B shares. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. The Distributor has advised the Fund that such excess amounts totaled $3,904,849 at December 31, 2002.

In the case of Class A shares and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 1.0% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales credit to Morgan Stanley Financial Advisors or other selected broker-dealer representatives may be reimbursed in the subsequent calendar year. For the year ended December 31, 2002, the distribution fee was accrued for Class A shares and Class C shares at the annual rate of 0.25% and 0.96%, respectively.

Morgan Stanley Utilities Fund
NOTES TO FINANCIAL STATEMENTS / / DECEMBER 31, 2002 CONTINUED

The Distributor has informed the Fund that for the year ended December 31, 2002, it received contingent deferred sales charges from certain redemptions of the Fund's Class A shares, Class B shares and Class C shares of $2,840, $863,600 and $3,034, respectively and received $48,971 in front-end sales charges from sales of the Fund's Class A shares. The respective shareholders pay such charges which are not an expense of the Fund.

4. Security Transactions and Transactions with Affiliates
The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the year ended December 31, 2002 aggregated $633,192,394 and $892,665,546, respectively. Included in the aforementioned are purchases and sales of U.S. Government securities of $28,186,593 and $31,875,398, respectively and purchases and sales with other Morgan Stanley funds of $1,621,400 and $3,445,250, respectively.

For the year ended December 31, 2002, the Fund incurred brokerage commissions of $744,482 with Morgan Stanley & Co., Inc., an affiliate of the Investment Manager and Distributor, for portfolio transactions executed on behalf of the Fund. At December 31, 2002, the Fund's payable for investments purchased and receivable for investments sold included unsettled trades with Morgan Stanley & Co., Inc. of $350,060 and $846,157, respectively.

Morgan Stanley Trust, an affiliate of the Investment Manager and Distributor, is the Fund's transfer agent. At December 31, 2002, the Fund had transfer agent fees and expenses payable of approximately $14,300.

The Fund has an unfunded noncontributory defined benefit pension plan covering all independent Trustees of the Fund who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on years of service and compensation during the last five years of service. Aggregate pension costs for the year ended December 31, 2002 included in Trustees' fees and expenses in the Statement of Operations amounted to $7,364. At December 31, 2002, the Fund had an accrued pension liability of $60,490 which is included in accrued expenses in the Statement of Assets and Liabilities.

5. Federal Income Tax Status
At December 31, 2002, the Fund had a net capital loss carryover of approximately $150,985,000 which will be available through December 31, 2010 to offset future capital gains to the extent provided by regulations.

Morgan Stanley Utilities Fund
NOTES TO FINANCIAL STATEMENTS / / DECEMBER 31, 2002 CONTINUED

Capital losses incurred after October 31 ("post-October losses") within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. The Fund incurred and will elect to defer net capital losses of approximately $939,000.

As of December 31, 2002, the Fund had temporary book/tax differences primarily attributable to capital loss deferrals on wash sales, post-October losses and book amortization of premiums on debt securities and permanent book/tax differences primarily attributable to tax adjustments on debt securities sold by the Fund. To reflect reclassifications arising from the permanent differences, accumulated net realized loss was charged and accumulated undistributed net investment income was credited $212,863.

6. Shares of Beneficial Interest
Transactions in shares of beneficial interest were as follows:

                                       FOR THE YEAR                FOR THE YEAR
                                          ENDED                       ENDED
                                    DECEMBER 31, 2002           DECEMBER 31, 2001
                                --------------------------  --------------------------
                                  SHARES        AMOUNT        SHARES        AMOUNT
                                -----------  -------------  -----------  -------------
CLASS A SHARES
Sold..........................      355,464  $   4,183,026    1,102,747  $  16,867,495
Reinvestment of dividends and
 distributions................       37,293        406,767      118,143      1,590,129
Redeemed......................     (428,674)    (4,647,596)    (627,041)    (9,548,716)
                                -----------  -------------  -----------  -------------
Net increase (decrease) --
 Class A......................      (35,917)       (57,803)     593,849      8,908,908
                                -----------  -------------  -----------  -------------
CLASS B SHARES
Sold..........................    4,115,882     48,198,826    7,570,060    128,462,780
Reinvestment of dividends and
 distributions................    3,387,112     37,268,392   14,416,622    195,295,598
Redeemed......................  (38,198,675)  (421,155,993) (27,840,438)  (454,510,216)
                                -----------  -------------  -----------  -------------
Net decrease -- Class B.......  (30,695,681)  (335,688,775)  (5,853,756)  (130,751,838)
                                -----------  -------------  -----------  -------------
CLASS C SHARES
Sold..........................      190,656      2,218,015      274,360      4,539,510
Reinvestment of dividends and
 distributions................       27,144        301,527      106,859      1,445,864
Redeemed......................     (341,313)    (3,784,821)    (434,419)    (7,140,782)
                                -----------  -------------  -----------  -------------
Net decrease -- Class C.......     (123,513)    (1,265,279)     (53,200)    (1,155,408)
                                -----------  -------------  -----------  -------------
CLASS D SHARES
Sold..........................      413,983      5,008,042      261,522      4,250,835
Reinvestment of dividends and
 distributions................       13,301        144,231       38,627        528,609
Redeemed......................     (379,744)    (4,487,437)  (1,599,553)   (28,385,779)
                                -----------  -------------  -----------  -------------
Net increase (decrease) --
 Class D......................       47,540        664,836   (1,299,404)   (23,606,335)
                                -----------  -------------  -----------  -------------
Net decrease in Fund..........  (30,807,571) $(336,347,021)  (6,612,511) $(146,604,673)
                                ===========  =============  ===========  =============

Morgan Stanley Utilities Fund
FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

                                           FOR THE YEAR ENDED DECEMBER 31,
                           ---------------------------------------------------------------
                              2002         2001         2000         1999         1998
                           -----------  -----------  -----------  -----------  -----------
Class A Shares
Selected Per Share Data:
Net asset value,
 beginning of period.....     $13.07       $19.16       $19.65       $19.22       $17.01
                              ------       ------       ------       ------       ------
Income (loss) from
 investment operations:
  Net investment
   income++..............       0.33         0.38         0.41         0.50         0.54
  Net realized and
   unrealized gain
   (loss)................      (2.88)       (4.44)        0.99         1.53         3.24
                              ------       ------       ------       ------       ------
Total income (loss) from
 investment
 operations..............      (2.55)       (4.06)        1.40         2.03         3.78
                              ------       ------       ------       ------       ------
Less dividends and
 distributions from:
  Net investment
   income................      (0.35)       (0.38)       (0.42)       (0.51)       (0.55)
  Net realized gain......      (0.14)       (1.65)       (1.47)       (1.09)       (1.02)
                              ------       ------       ------       ------       ------
Total dividends and
 distributions...........      (0.49)       (2.03)       (1.89)       (1.60)       (1.57)
                              ------       ------       ------       ------       ------

Net asset value, end of
 period..................     $10.03       $13.07       $19.16       $19.65       $19.22
                              ======       ======       ======       ======       ======

Total Return+............     (19.74)%     (21.23)%       7.30%       10.97%       22.86%

Ratios to Average Net
 Assets(1):
Expenses.................       0.98 %       0.90 %       0.87%        0.85%        0.90%
Net investment income....       2.98 %       2.32 %       2.06%        2.55%        2.98%
Supplemental Data:
Net assets, end of
 period, in thousands....    $14,463      $19,314      $16,929      $14,817      $10,357
Portfolio turnover
 rate....................         51 %         49 %         12%          14%           6%

---------------------

 ++ THE PER SHARE AMOUNTS WERE COMPUTED USING AN AVERAGE NUMBER OF SHARES OUTSTANDING DURING THE PERIOD.
  + DOES NOT REFLECT THE DEDUCTION OF SALES CHARGE. CALCULATED BASED ON THE NET ASSET VALUE AS OF THE LAST BUSINESS DAY OF THE PERIOD.
 (1) REFLECTS OVERALL FUND RATIOS FOR INVESTMENT INCOME AND NON-CLASS SPECIFIC EXPENSES.

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Utilities Fund
FINANCIAL HIGHLIGHTS CONTINUED

                                           FOR THE YEAR ENDED DECEMBER 31,
                           ---------------------------------------------------------------
                              2002         2001         2000         1999         1998
                           -----------  -----------  -----------  -----------  -----------
Class B Shares
Selected Per Share Data:
Net asset value,
 beginning of period.....      $13.12       $19.21       $19.70       $19.26       $17.04
                               ------       ------       ------       ------       ------
Income (loss) from
 investment operations:
  Net investment
   income++..............        0.25         0.26         0.26         0.35         0.40
  Net realized and
   unrealized gain
   (loss)................       (2.89)       (4.45)        0.99         1.54         3.25
                               ------       ------       ------       ------       ------
Total income (loss) from
 investment operations...       (2.64)       (4.19)        1.25         1.89         3.65
                               ------       ------       ------       ------       ------

Less dividends and
 distributions from:
  Net investment
   income................       (0.26)       (0.25)       (0.27)       (0.36)       (0.41)
  Net realized gain......       (0.14)       (1.65)       (1.47)       (1.09)       (1.02)
                               ------       ------       ------       ------       ------
Total dividends and
 distributions...........       (0.40)       (1.90)       (1.74)       (1.45)       (1.43)
                               ------       ------       ------       ------       ------

Net asset value, end of
 period..................      $10.08       $13.12       $19.21       $19.70       $19.26
                               ======       ======       ======       ======       ======

Total Return+............      (20.30)%     (21.82)%       6.47%       10.09%       21.95%

Ratios to Average Net
 Assets(1):
Expenses.................        1.73 %       1.66 %       1.63%        1.65%        1.65%
Net investment income....        2.23 %       1.56 %       1.30%        1.75%        2.23%
Supplemental Data:
Net assets, end of
 period, in thousands....  $1,011,218   $1,719,481   $2,629,320   $2,712,326   $2,751,600
Portfolio turnover
 rate....................          51 %         49 %         12%          14%           6%

---------------------

 ++ THE PER SHARE AMOUNTS WERE COMPUTED USING AN AVERAGE NUMBER OF SHARES OUTSTANDING DURING THE PERIOD.
  + DOES NOT REFLECT THE DEDUCTION OF SALES CHARGE. CALCULATED BASED ON THE NET ASSET VALUE AS OF THE LAST BUSINESS DAY OF THE PERIOD.
 (1) REFLECTS OVERALL FUND RATIOS FOR INVESTMENT INCOME AND NON-CLASS SPECIFIC EXPENSES.

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Utilities Fund
FINANCIAL HIGHLIGHTS CONTINUED

                                           FOR THE YEAR ENDED DECEMBER 31,
                           ---------------------------------------------------------------
                              2002         2001         2000         1999         1998
                           -----------  -----------  -----------  -----------  -----------
Class C Shares
Selected Per Share Data:
Net asset value,
 beginning of period.....      $13.11       $19.19       $19.69       $19.26       $17.06
                               ------       ------       ------       ------       ------
Income (loss) from
 investment operations:
  Net investment
   income++..............        0.26         0.26         0.26         0.34         0.40
  Net realized and
   unrealized gain
   (loss)................       (2.90)       (4.44)        0.98         1.54         3.25
                               ------       ------       ------       ------       ------
Total income (loss) from
 investment operations...       (2.64)       (4.18)        1.24         1.88         3.65
                               ------       ------       ------       ------       ------

Less dividends and
 distributions from:
  Net investment
   income................       (0.26)       (0.25)       (0.27)       (0.36)       (0.43)
  Net realized gain......       (0.14)       (1.65)       (1.47)       (1.09)       (1.02)
                               ------       ------       ------       ------       ------
Total dividends and
 distributions...........       (0.40)       (1.90)       (1.74)       (1.45)       (1.45)
                               ------       ------       ------       ------       ------

Net asset value, end of
 period..................      $10.07       $13.11       $19.19       $19.69       $19.26
                               ======       ======       ======       ======       ======

Total Return+............      (20.32)%     (21.80)%       6.47%       10.09%       21.92%

Ratios to Average Net
 Assets(1):
Expenses.................        1.69 %       1.66 %       1.63%        1.65%        1.65%
Net investment income....        2.27 %       1.56 %       1.30%        1.75%        2.23%
Supplemental Data:
Net assets, end of
 period, in thousands....      $7,900      $11,904      $18,445      $11,583       $6,532
Portfolio turnover
 rate....................          51 %         49 %         12%          14%           6%

---------------------

 ++ THE PER SHARE AMOUNTS WERE COMPUTED USING AN AVERAGE NUMBER OF SHARES OUTSTANDING DURING THE PERIOD.
  + DOES NOT REFLECT THE DEDUCTION OF SALES CHARGE. CALCULATED BASED ON THE NET ASSET VALUE AS OF THE LAST BUSINESS DAY OF THE PERIOD.
 (1) REFLECTS OVERALL FUND RATIOS FOR INVESTMENT INCOME AND NON-CLASS SPECIFIC EXPENSES.

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Utilities Fund
FINANCIAL HIGHLIGHTS CONTINUED

                                           FOR THE YEAR ENDED DECEMBER 31,
                           ---------------------------------------------------------------
                              2002         2001         2000         1999         1998
                           -----------  -----------  -----------  -----------  -----------
Class D Shares
Selected Per Share Data:
Net asset value,
 beginning of period.....    $13.05       $19.14        $19.63       $19.21       $16.99
                             ------       ------        ------       ------       ------
Income (loss) from
 investment operations:
  Net investment
   income++..............      0.36         0.45          0.46         0.54         0.58
  Net realized and
   unrealized gain
   (loss)................     (2.88)       (4.47)         0.99         1.52         3.25
                             ------       ------        ------       ------       ------
Total income (loss) from
 investment
 operations..............     (2.52)       (4.02)         1.45         2.06         3.83
                             ------       ------        ------       ------       ------

Less dividends and
 distributions from:
  Net investment
   income................     (0.37)       (0.42)        (0.47)       (0.55)       (0.59)
  Net realized gain......     (0.14)       (1.65)        (1.47)       (1.09)       (1.02)
                             ------       ------        ------       ------       ------
Total dividends and
 distributions...........     (0.51)       (2.07)        (1.94)       (1.64)       (1.61)
                             ------       ------        ------       ------       ------

Net asset value, end of
 period..................    $10.02       $13.05        $19.14       $19.63       $19.21
                             ======       ======        ======       ======       ======

Total Return+............    (19.49)%     (21.04)%        7.57%       11.13%       23.21%

Ratios to Average Net
 Assets(1):
Expenses.................      0.73 %       0.66 %        0.63%        0.65%        0.65%
Net investment income....      3.23 %       2.56 %        2.30%        2.75%        3.23%
Supplemental Data:
Net assets, end of
 period, in thousands....    $3,380       $3,783       $30,414      $26,983      $24,920
Portfolio turnover
 rate....................        51 %         49 %          12%          14%           6%

---------------------

 ++ THE PER SHARE AMOUNTS WERE COMPUTED USING AN AVERAGE NUMBER OF SHARES OUTSTANDING DURING THE PERIOD.
  + CALCULATED BASED ON THE NET ASSET VALUE AS OF THE LAST BUSINESS DAY OF THE PERIOD.
 (1) REFLECTS OVERALL FUND RATIOS FOR INVESTMENT INCOME AND NON-CLASS SPECIFIC EXPENSES.

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Utilities Fund
INDEPENDENT AUDITORS' REPORT

To the Shareholders and Board of Trustees of Morgan Stanley Utilities Fund:

We have audited the accompanying statement of assets and liabilities of Morgan Stanley Utilities Fund (the "Fund"), including the portfolio of investments, as of December 31, 2002, and the related statements of operations for the year then ended and changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Morgan Stanley Utilities Fund as of December 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
NEW YORK, NEW YORK
FEBRUARY 11, 2003

                      2002 FEDERAL TAX NOTICE (UNAUDITED)

       During the fiscal year ended December 31, 2002, the Fund paid to its shareholders $.14 per share from long-term capital gains. For such period, 100% of the income dividends paid qualified for the dividends received deduction available to corporations.

Morgan Stanley Utilities Fund
TRUSTEE AND OFFICER INFORMATION

Independent Trustees:

                                                                                                            NUMBER OF
                                                                                                            PORTFOLIOS
                                             TERM OF                                                         IN FUND
                           POSITION(S)     OFFICE AND                                                        COMPLEX
NAME, AGE AND ADDRESS OF    HELD WITH       LENGTH OF                                                        OVERSEEN
   INDEPENDENT TRUSTEE     REGISTRANT     TIME SERVED*    PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS      BY TRUSTEE**
-------------------------  -----------   ---------------  -------------------------------------------  --------------------
Michael Bozic (61)         Trustee       Since April      Retired; Director or Trustee of the Morgan                129
c/o Mayer, Brown, Rowe &                 1994             Stanley Funds and the TCW/DW Term Trusts;
Maw                                                       formerly Vice Chairman of Kmart Corporation
Counsel to the                                            (December 1998-October 2000), Chairman and
Independent Trustees                                      Chief Executive Officer of Levitz Furniture
1675 Broadway                                             Corporation (November 1995-November 1998)
New York, NY                                              and President and Chief Executive Officer
                                                          of Hills Department Stores (May 1991-July
                                                          1995); formerly variously Chairman, Chief
                                                          Executive Officer, President and Chief
                                                          Operating Officer (1987-1991) of the Sears
                                                          Merchandise Group of Sears, Roebuck & Co.
Edwin J. Garn (70)         Trustee       Since January    Director or Trustee of the Morgan Stanley                 129
c/o Summit Ventures LLC                  1993             Funds and the TCW/DW Term Trusts; formerly
1 Utah Center                                             United States Senator (R-Utah) (1974-1992)
201 S. Main Street                                        and Chairman, Senate Banking Committee
Salt Lake City, UT                                        (1980-1986); formerly Mayor of Salt Lake
                                                          City, Utah (1971-1974); formerly Astronaut,
                                                          Space Shuttle Discovery (April 12-19,
                                                          1985); Vice Chairman, Huntsman Corporation
                                                          (chemical company); member of the Utah
                                                          Regional Advisory Board of Pacific Corp.
Wayne E. Hedien (68)       Trustee       Since September  Retired; Director or Trustee of the Morgan                129
c/o Mayer, Brown, Rowe &                 1997             Stanley Funds and the TCW/DW Term Trusts;
Maw                                                       formerly associated with the Allstate
Counsel to the                                            Companies (1966-1994), most recently as
Independent Trustees                                      Chairman of The Allstate Corporation (March
1675 Broadway                                             1993-December 1994) and Chairman and Chief
New York, NY                                              Executive Officer of its wholly-owned
                                                          subsidiary, Allstate Insurance Company
                                                          (July 1989-December 1994).


NAME, AGE AND ADDRESS OF
   INDEPENDENT TRUSTEE     OTHER DIRECTORSHIPS HELD BY TRUSTEE
-------------------------  -----------------------------------
Michael Bozic (61)         Director of Weirton Steel
c/o Mayer, Brown, Rowe &   Corporation.
Maw
Counsel to the
Independent Trustees
1675 Broadway
New York, NY
Edwin J. Garn (70)         Director of Franklin Covey (time
c/o Summit Ventures LLC    management systems), BMW Bank of
1 Utah Center              North America, Inc. (industrial
201 S. Main Street         loan corporation), United Space
Salt Lake City, UT         Alliance (joint venture between
                           Lockheed Martin and the Boeing
                           Company) and Nuskin Asia Pacific
                           (multilevel marketing); member of
                           the board of various civic and
                           charitable organizations.
Wayne E. Hedien (68)       Director of The PMI Group Inc.
c/o Mayer, Brown, Rowe &   (private mortgage insurance);
Maw                        Trustee and Vice Chairman of The
Counsel to the             Field Museum of Natural History;
Independent Trustees       director of various other business
1675 Broadway              and charitable organizations.
New York, NY

Morgan Stanley Utilities Fund
TRUSTEE AND OFFICER INFORMATION CONTINUED

                                                                                                           NUMBER OF
                                                                                                           PORTFOLIOS
                                            TERM OF                                                         IN FUND
                           POSITION(S)     OFFICE AND                                                       COMPLEX
NAME, AGE AND ADDRESS OF    HELD WITH      LENGTH OF                                                        OVERSEEN
   INDEPENDENT TRUSTEE     REGISTRANT     TIME SERVED*   PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS      BY TRUSTEE**
-------------------------  -----------   --------------  -------------------------------------------  --------------------
Dr. Manuel H. Johnson      Trustee       Since July      Chairman of the Audit Committee and                       129
(53)                                     1991            Director or Trustee of the Morgan Stanley
c/o Johnson Smick                                        Funds and the TCW/DW Term Trusts; Senior
International, Inc.                                      Partner, Johnson Smick International, Inc.,
1133 Connecticut Avenue,                                 a consulting firm; Co-Chairman and a
N.W.                                                     founder of the Group of Seven Council
Washington, D.C.                                         (G7C), an international economic
                                                         commission; formerly Vice Chairman of the
                                                         Board of Governors of the Federal Reserve
                                                         System and Assistant Secretary of the U.S.
                                                         Treasury.
Michael E. Nugent (66)     Trustee       Since July      Chairman of the Insurance Committee and                   207
c/o Triumph Capital, L.P.                1991            Director or Trustee of the Morgan Stanley
237 Park Avenue                                          Funds and the TCW/DW Term Trusts;
New York, NY                                             director/trustee of various investment
                                                         companies managed by Morgan Stanley
                                                         Investment Management Inc. and Morgan
                                                         Stanley Investments LP (since July 2001);
                                                         General Partner, Triumph Capital, L.P., a
                                                         private investment partnership; formerly
                                                         Vice President, Bankers Trust Company and
                                                         BT Capital Corporation (1984-1988).


NAME, AGE AND ADDRESS OF
   INDEPENDENT TRUSTEE     OTHER DIRECTORSHIPS HELD BY TRUSTEE
-------------------------  -----------------------------------
Dr. Manuel H. Johnson      Director of NVR, Inc. (home
(53)                       construction); Chairman and Trustee
c/o Johnson Smick          of the Financial Accounting
International, Inc.        Foundation (oversight organization
1133 Connecticut Avenue,   of the Financial Accounting
N.W.                       Standards Board).
Washington, D.C.
Michael E. Nugent (66)     Director of various business
c/o Triumph Capital, L.P.  organizations.
237 Park Avenue
New York, NY

Morgan Stanley Utilities Fund
TRUSTEE AND OFFICER INFORMATION CONTINUED

Interested Trustees:

                                                      TERM OF
                                POSITION(S)         OFFICE AND
NAME, AGE AND ADDRESS OF         HELD WITH           LENGTH OF
   INTERESTED TRUSTEE           REGISTRANT         TIME SERVED*    PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
-------------------------   -------------------   ---------------  -------------------------------------------
Charles A. Fiumefreddo      Chairman of the       Since July 1991  Chairman and Director or Trustee of the
(69)                        Board and Trustee                      Morgan Stanley Funds and the TCW/DW Term
c/o Morgan Stanley Trust                                           Trusts; formerly Chairman, Chief Executive
Harborside Financial                                               Officer and Director of the Investment
Center,                                                            Manager, the Distributor and Morgan Stanley
Plaza Two,                                                         Services, Executive Vice President and
Jersey City, NJ                                                    Director of Morgan Stanley DW, Chairman and
                                                                   Director of the Transfer Agent, and
                                                                   Director and/or officer of various Morgan
                                                                   Stanley subsidiaries (until June 1998) and
                                                                   Chief Executive Officer of the Morgan
                                                                   Stanley Funds and the TCW/DW Term Trusts
                                                                   (until September 2002).
James F. Higgins (54)       Trustee               Since June 2000  Senior Advisor of Morgan Stanley (since
c/o Morgan Stanley Trust                                           August 2000); Director of the Distributor
Harborside Financial                                               and Dean Witter Realty Inc.; Director or
Center,                                                            Trustee of the Morgan Stanley Funds and the
Plaza Two,                                                         TCW/DW Term Trusts (since June 2000);
Jersey City, NJ                                                    previously President and Chief Operating
                                                                   Officer of the Private Client Group of
                                                                   Morgan Stanley (May 1999-
                                                                   August 2000), President and Chief Operating
                                                                   Officer of Individual Securities of Morgan
                                                                   Stanley (February 1997-
                                                                   May 1999).
Philip J. Purcell (59)      Trustee               Since April      Director or Trustee of the Morgan Stanley
1585 Broadway                                     1994             Funds and the TCW/DW Term Trusts; Chairman
New York, NY                                                       of the Board of Directors and Chief
                                                                   Executive Officer of Morgan Stanley and
                                                                   Morgan Stanley DW; Director of the
                                                                   Distributor; Chairman of the Board of
                                                                   Directors and Chief Executive Officer of
                                                                   Novus Credit Services Inc.; Director and/or
                                                                   officer of various Morgan Stanley
                                                                   subsidiaries.

                                NUMBER OF
                                PORTFOLIOS
                                 IN FUND
                                 COMPLEX
NAME, AGE AND ADDRESS OF         OVERSEEN
   INTERESTED TRUSTEE          BY TRUSTEE**      OTHER DIRECTORSHIPS HELD BY TRUSTEE
-------------------------  --------------------  -----------------------------------
Charles A. Fiumefreddo                  129      None
(69)
c/o Morgan Stanley Trust
Harborside Financial
Center,
Plaza Two,
Jersey City, NJ
James F. Higgins (54)                   129      None
c/o Morgan Stanley Trust
Harborside Financial
Center,
Plaza Two,
Jersey City, NJ
Philip J. Purcell (59)                  129      Director of American Airlines, Inc.
1585 Broadway                                    and its parent company, AMR
New York, NY                                     Corporation.

----------------------------

   * EACH TRUSTEE SERVES AN INDEFINITE TERM, UNTIL HIS OR HER SUCCESSOR IS ELECTED.
  ** THE FUND COMPLEX INCLUDES ALL OPEN AND CLOSED-END FUNDS (INCLUDING ALL OF THEIR PORTFOLIOS) ADVISED BY MORGAN STANLEY INVESTMENT ADVISORS INC. AND ANY FUNDS THAT HAVE AN INVESTMENT ADVISOR THAT IS AN AFFILIATED PERSON OF MORGAN STANLEY INVESTMENT ADVISORS INC. (INCLUDING BUT NOT LIMITED TO, MORGAN STANLEY INVESTMENT MANAGEMENT INC., MORGAN STANLEY INVESTMENTS LP AND VAN KAMPEN ASSET MANAGEMENT INC.).

Morgan Stanley Utilities Fund
TRUSTEE AND OFFICER INFORMATION CONTINUED

Officers:

                                                                                        TERM OF
                                                 POSITION(S)                          OFFICE AND
     NAME, AGE AND ADDRESS OF                     HELD WITH                            LENGTH OF
         EXECUTIVE OFFICER                       REGISTRANT                          TIME SERVED*
-----------------------------------  -----------------------------------  -----------------------------------
Mitchell M. Merin (49)               President and Chief Executive        President since May 1999 and Chief
1221 Avenue of the Americas          Officer                              Executive Officer since September
New York, NY                                                              2002
Barry Fink (47)                      Vice President, Secretary and        Since February 1997
1221 Avenue of the Americas          General Counsel
New York, NY
Thomas F. Caloia (56)                Treasurer                            Since April 1989
c/o Morgan Stanley Trust
Harborside Financial Center,
Plaza Two
Jersey City, NJ
Ronald E. Robison (63)               Vice President                       Since October 1998
1221 Avenue of the Americas
New York, NY
Joseph J. McAlinden (59)             Vice President                       Since July 1995
1221 Avenue of the Americas
New York, NY
Francis Smith (37)                   Vice President and Chief Financial   Since September 2002
c/o Morgan Stanley Trust             Officer
Harborside Financial Center,
Plaza Two,
Jersey City, NJ


     NAME, AGE AND ADDRESS OF
         EXECUTIVE OFFICER           PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
-----------------------------------  -------------------------------------------
Mitchell M. Merin (49)               President and Chief Operating Officer of
1221 Avenue of the Americas          Morgan Stanley Investment Management (since
New York, NY                         December 1998); President, Director (since
                                     April 1997) and Chief Executive Officer
                                     (since June 1998) of the Investment Manager
                                     and Morgan Stanley Services; Chairman,
                                     Chief Executive Officer and Director of the
                                     Distributor (since June 1998); Chairman
                                     (since June 1998) and Director (since
                                     January 1998) of the Transfer Agent;
                                     Director of various Morgan Stanley
                                     subsidiaries; President (since May 1999)
                                     and Chief Executive Officer (since
                                     September 2002) of the Morgan Stanley Funds
                                     and TCW/DW Term Trusts; Trustee of various
                                     Van Kampen investment companies (since
                                     December 1999); previously Chief Strategic
                                     Officer of the Investment Manager and
                                     Morgan Stanley Services and Executive Vice
                                     President of the Distributor (April
                                     1997-June 1998), Vice President of the
                                     Morgan Stanley Funds (May 1997-April 1999),
                                     and Executive Vice President of Morgan
                                     Stanley.
Barry Fink (47)                      General Counsel (since May 2000) and
1221 Avenue of the Americas          Managing Director (since December 2000) of
New York, NY                         Morgan Stanley Investment Management;
                                     Managing Director (since December 2000),
                                     and Secretary and General Counsel (since
                                     February 1997) and Director (since July
                                     1998) of the Investment Manager and Morgan
                                     Stanley Services; Assistant Secretary of
                                     Morgan Stanley DW; Vice President,
                                     Secretary and General Counsel of the Morgan
                                     Stanley Funds and TCW/DW Term Trusts (since
                                     February 1997); Vice President and
                                     Secretary of the Distributor; previously,
                                     Senior Vice President, Assistant Secretary
                                     and Assistant General Counsel of the
                                     Investment Manager and Morgan Stanley
                                     Services.
Thomas F. Caloia (56)                Executive Director (since December 2002)
c/o Morgan Stanley Trust             and Assistant Treasurer of the Investment
Harborside Financial Center,         Manager, the Distributor and Morgan Stanley
Plaza Two                            Services; previously First Vice President
Jersey City, NJ                      of the Investment Manager, the Distributor
                                     and Morgan Stanley Services; Treasurer of
                                     the Morgan Stanley Funds.
Ronald E. Robison (63)               Managing Director, Chief Administrative
1221 Avenue of the Americas          Officer and Director (since February 1999)
New York, NY                         of the Investment Manager and Morgan
                                     Stanley Services and Chief Executive
                                     Officer and Director of the Transfer Agent;
                                     previously Managing Director of the TCW
                                     Group Inc.
Joseph J. McAlinden (59)             Managing Director and Chief Investment
1221 Avenue of the Americas          Officer of the Investment Manager, Morgan
New York, NY                         Stanley Investment Management Inc. and
                                     Morgan Stanley Investments LP; Director of
                                     the Transfer Agent, Chief Investment
                                     Officer of the Van Kampen Funds.
Francis Smith (37)                   Vice President and Chief Financial Officer
c/o Morgan Stanley Trust             of the Morgan Stanley Funds and the TCW/DW
Harborside Financial Center,         Term Trusts (since September 2002);
Plaza Two,                           Executive Director of the Investment
Jersey City, NJ                      Manager and Morgan Stanley Services (since
                                     December 2001); previously Vice President
                                     of the Investment Manager and Morgan
                                     Stanley Services (August 2000-November
                                     2001), Senior Manager at
                                     PricewaterhouseCoopers LLP (January
                                     1998-August 2000) and Associate-Fund
                                     Administration at BlackRock Financial
                                     Management (July 1996-December 1997).

----------------------------

   * EACH OFFICER SERVES AN INDEFINITE TERM, UNTIL HIS OR HER SUCCESSOR IS ELECTED.

TRUSTEES

Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
Wayne E. Hedien
James F. Higgins
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell

OFFICERS

Charles A. Fiumefreddo
Chairman of the Board

Mitchell M. Merin
President and Chief Executive Officer

Barry Fink
Vice President, Secretary and General Counsel

Joseph J. McAlinden
Vice President

Ronald E. Robison
Vice President

Thomas F. Caloia
Treasurer

Francis Smith
Vice President and Chief Financial Officer

TRANSFER AGENT

Morgan Stanley Trust
Harborside Financial Center - Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT AUDITORS

Deloitte & Touche LLP
Two World Financial Center
New York, New York 10281

INVESTMENT MANAGER

Morgan Stanley Investment Advisors Inc.
1221 Avenue of the Americas
New York, New York 10020

This report is submitted for the general information of the shareholders of the Fund. For more detailed information about the Fund, its fees and expenses and other pertinent information, please read its Prospectus. The Fund's Statement of Additional Information contains additional information about the Fund, including its trustees. It is available, without charge, by calling
(800) 869-NEWS.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective Prospectus. Read the Prospectus carefully before investing.

Investments and services offered through Morgan Stanley DW Inc., member SIPC. Morgan Stanley Funds are distributed by Morgan Stanley Distributors Inc.

Morgan Stanley Distributors Inc., member NASD.

[MORGAN STANLEY LOGO]

38545RPT-9816A03-AP-1/03



                              [MORGAN STANLEY LOGO]


Morgan Stanley
Utilities Fund




ANNUAL REPORT
DECEMBER 31, 2002